SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN A PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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MAINSTAY VP FUNDS TRUST
(Name of Registrant as Specified In Its Charter)
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MAINSTAY VP FUNDS TRUST
MAINSTAY VP CUSHING® RENAISSANCE ADVANTAGE PORTFOLIO
51 Madison Avenue
New York, New York 10010
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held On February 18, 2020
The Proxy Statement is also available at www.proxyvotenow.com/MVPRAP or nylinvestments.com.
NOTICE IS HEREBY GIVEN THAT A SPECIAL MEETING OF SHAREHOLDERS (with any postponements or adjournments, “Special Meeting”) of the MainStay VP Cushing® Renaissance Advantage Portfolio (the “Portfolio”), a series of MainStay VP Funds Trust (“Trust”), a Delaware statutory trust, will be held at the offices of New York Life Investment Management LLC (“New York Life Investments”) located at 51 Madison Avenue, New York, New York 10010, on February 18, 2020 beginning at 11.00 a.m., Eastern time.
As the owner of a variable annuity contract or variable universal life insurance policy (“Policy”) issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a Delaware corporation, you have the right to instruct NYLIAC how to vote the shares of the Portfolio attributable to your Policy at the Special Meeting. However, to make the enclosed Proxy Statement easier to read, Policy owners are described as if they are voting directly on the Proposals (defined below) at the Special Meeting, as opposed to instructing NYLIAC how to vote on the Proposals. Additionally, Policy owners are sometimes referred to in the Proxy Statement as “shareholders” for ease of reading purposes.
At the Special Meeting, and as specified in greater detail in the Proxy Statement accompanying this Notice, shareholders of the Portfolio will be asked to consider and approve the following proposals (“Proposals”):
1.
To approve a new subadvisory agreement between New York Life Investments, the Portfolio’s investment manager, and CBRE Clarion Securities LLC (“CBRE Clarion”) with respect to the Portfolio;

2.
To approve an amendment to the Portfolio’s fundamental investment restriction related to industry concentration from investments in the industry or group of industries that constitute the energy sector to investments in the securities of issuers conducting their business activities in the infrastructure group of industries; and

3.
Any other business that properly comes before the Special Meeting.

The Proposals correspond to the repositioning (“Repositioning”)(1) of the Portfolio, currently subadvised by Cushing® Asset Management, LP (“Cushing”). The Board of Trustees of the Trust (the “Board” or “Trustees”), at the recommendation of New York Life Investments, considered and approved the termination of the subadvisory agreement between New York Life Investments and Cushing with respect to the Portfolio, and the implementation of a new subadvisory agreement between New York Life Investments and CBRE Clarion with respect to the Portfolio, to be effective, if approved by shareholders, on or about February 28, 2020. If shareholders approve these Proposals, the Portfolio will also undergo the following changes, which will take effect on or about February 28, 2020: (i) a reduction in the management fee and addition of expense caps; (ii) modifications to the Portfolio’s principal investment strategies, investment process, non-fundamental “names rule” investment policy and principal risks; and (iii) a change in the name of the Portfolio to the “MainStay VP CBRE Global Infrastructure Portfolio.”
Shareholders will vote on the Proposals at the Special Meeting. It is anticipated that, with shareholder approval, the Proposals would take effect on or about February 28, 2020.
Although the Trustees have determined that the Proposals are in the best interests of the Portfolio the final decision to approve the Proposals is up to you. The Board recommends that you vote FOR each Proposal.

(1)
For additional details regarding the Repositioning, please see a summary of the changes in the discussion of the Proposals in the Proxy Statement. Please also see the supplement to the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information dated December 13, 2019.

In addition, shareholders will be asked to consider and vote on such other matters as may properly come before the Special Meeting. The Board knows of no matters that will be brought before the Special Meeting other than the Proposals.
Your attention is directed to the accompanying Proxy Statement for further information regarding the Special Meeting and the Proposals. The accompanying Proxy Statement also provides further information regarding the Repositioning. You may vote at the Special Meeting if you were a shareholder of the Portfolio as of the close of business on December 19, 2019. If you attend the Special Meeting, you may vote the shares of the Portfolio attributable to your Policy in person. Even if you do not attend the Special Meeting, you may authorize your proxy or provide your voting instruction by: (i) completing, signing, and returning the enclosed proxy (or voting instruction) card by mail in the postage-paid envelope provided; or (ii) following the instructions on the card for authorizing your proxy by submitting your vote via telephone or the Internet. Please refer to the card for more information on how you may vote. You may revoke your proxy at any time prior to the date the proxy is to be exercised in the manner described in the Proxy Statement.
Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please cast your vote using one of the voting options listed on your enclosed card. You can vote your shares toll-free through an automated touchstone voting line at 888-216-1316, or, if you have questions about the agenda for the Special Meeting, or about how to vote your shares, please call a live-operator toll-free at 800-624-6782 option 2 Monday through Friday 8:30 a.m. to 5 p.m. Eastern time.
By Order of the Board of Trustees,

/s/ J. Kevin Gao

J. Kevin Gao
Secretary and Chief Legal Officer
December 26, 2019

IMPORTANT NOTICE
PLEASE VOTE USING THE ENCLOSED PROXY (OR VOTING INSTRUCTION CARD) AS SOON AS POSSIBLE. YOUR VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY SHARES ARE ATTRIBUTABLE TO YOUR POLICY. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING THE ENCLOSED CARD.

INSTRUCTIONS FOR SIGNING PROXY CARDS
The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.
1.
INDIVIDUAL ACCOUNTS:   Sign your name exactly as it appears in the registration on the proxy card.

2.
JOINT ACCOUNTS:   Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.

3.
ALL OTHER ACCOUNTS:   The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

For example:
REGISTRATION	VALID
CORPORATE ACCOUNTS
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe
(3) ABC Corp.	c/o John Doe John Doe
(4) ABC Corp.	Profit Sharing Plan John Doe
PARTNERSHIP ACCOUNTS
(1) The XYZ	Partnership Jane B. Smith, Partner
(2) Smith and Jones, Limited	Jane B. Smith, General Partner Partnership
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee u/t/d/12/28/78
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust f/b/o John B. Smith, Custodian f/b/o/ John B Smith, Jr. UGMA/UTMA	John B. Smith Jr., UGMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor Estate of John B. Smith
Please choose one of the following options to vote your shares:
VOTE BY TELEPHONE.   You may cast your vote by telephone by calling the toll-free number located on your proxy card. Please make sure to have your proxy card available at the time of the call.
VOTE THROUGH THE INTERNET.   You may cast your vote by logging onto the website indicated on your proxy card and following the instructions on the website. In order to log in you will need the control number found on your proxy card.
VOTE BY MAIL.   You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-paid return envelope provided.
VOTE IN PERSON AT THE SPECIAL MEETING.

MAINSTAY VP FUNDS TRUST
MAINSTAY VP CUSHING® RENAISSANCE ADVANTAGE PORTFOLIO
51 Madison Avenue
New York, New York 10010
PROXY STATEMENT DECEMBER 26, 2019
SPECIAL MEETING OF SHAREHOLDERS
To Be Held On February 18, 2020
This Proxy Statement is also available at www.proxyvotenow.com/MVPRAP.
Introduction
This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (“Board” or “Trustees”) of MainStay VP Funds Trust (“Trust”), a Delaware statutory trust, on behalf of the MainStay VP Cushing Renaissance Advantage Portfolio (the “Portfolio”), a series of the Trust, for a special meeting of shareholders of the Portfolio (with any postponements or adjournments, “Special Meeting”). The Special Meeting will be held on February 18, 2020, beginning at 11:00 a.m., Eastern time, at the offices of New York Life Investment Management LLC (“New York Life Investments”) located at 51 Madison Avenue, New York, New York 10010. This Proxy Statement, the attached Notice of Special Meeting of Shareholders and the enclosed proxy card will be first distributed on or about January 6, 2020 to all shareholders of record of the Portfolio as of the close of business on December 19, 2019 (“Record Date”).
You are receiving this Proxy Statement because you are the owner of a variable annuity contract or variable universal life insurance policy (“Policy”) issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a Delaware corporation, and some or all of your Policy value was invested in the Portfolio as of the Record Date. Although NYLIAC is the record owner of the Portfolio’s shares, as an owner of a Policy (“Policy Owner”) issued by NYLIAC, you have the right to instruct NYLIAC how to vote the shares of the Portfolio attributable to your Policy at the Special Meeting. However, to make this Proxy Statement easier to read, Policy Owners are described as if they are voting directly on the Proposals (defined below) at the Special Meeting, as opposed to instructing NYLIAC how to vote on the Proposals. Additionally, Policy Owners are sometimes referred to in this Proxy Statement as “shareholders” for ease of reading purposes.
At the Special Meeting, and as specified in greater detail in this Proxy Statement, shareholders of the Portfolio will be asked to consider and approve the following proposals (“Proposals”):
1.
To approve a new subadvisory agreement between New York Life Investments, the Portfolio’s investment manager, and CBRE Clarion Securities LLC (“CBRE Clarion”) with respect to the Portfolio;

2.
To approve an amendment to the Portfolio’s fundamental investment restriction related to industry concentration from investments in the industry or group of industries that constitute the energy sector to investments in the securities of issuers conducting their business activities in the infrastructure group of industries; and

3.
Any other business that properly comes before the Special Meeting.

The Proposals correspond to the repositioning (“Repositioning”)(1) of the Portfolio, currently subadvised by Cushing® Asset Management, LP (“Cushing”). The Board of Trustees of the Trust (the “Board” or “Trustees”), at the recommendation of New York Life Investments, considered and approved the termination of the subadvisory agreement between New York Life Investments and Cushing with respect to the Portfolio and the implementation of a new subadvisory agreement between New York Life Investments and CBRE Clarion with respect to the Portfolio, to be effective, if approved by shareholders, on or about

(1)
For additional details regarding the Repositioning, please see a summary of the changes in the discussion of the Proposals below. Please also see the supplement to the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information dated December 13, 2019.

February 28, 2020. If shareholders approve these Proposals, the Portfolio will also undergo the following changes, which will also take effect on or about February 28, 2020: (i) a reduction in the management fee and addition of expense caps; (ii) modifications to the Portfolio’s principal investment strategies, investment process, non-fundamental “names rule” investment policy and principal risks; and (iii) a change in the name of the Portfolio to the “MainStay VP CBRE Global Infrastructure Portfolio.”
Although the Trustees have determined that each Proposal is in the best interests of the Portfolio, the final decision to approve the Proposals is up to you. The Proposals do not seek to change any benefits under your Policy. The Board recommends that you vote FOR each Proposal.
In connection with their consideration of the Proposals, the Trustees evaluated, among other information and factors deemed by the Trustees to be relevant, the following items regarding the potential benefits to shareholders that may result from approval of the Proposals and the corresponding ability for the Portfolio to operate in its repositioned form: (i) the ability to obtain investment exposure to real asset investments in the securities of global infrastructure companies; (ii) the Portfolio may be able to deliver more consistent returns, including relative to its anticipated new primary benchmark index, the FTSE Global Core Infrastructure 50/50 Index, through investment exposure to global infrastructure companies; (iii) the Portfolio may benefit from implementation of lower management fees, the addition of expense caps, and revised principal investment strategies and investment process; and (iv) the investment experience of, and resources available to, the portfolio management team at CBRE Clarion.
In addition, shareholders will be asked to consider and vote on such other matters as may properly come before the Special Meeting. The Board knows of no matters that will be brought before the Special Meeting other than the Proposals.
Only shareholders who owned shares of the Portfolio on the Record Date are entitled to vote at the Special Meeting. Each share of the Portfolio that you owned as of the Record Date entitles you to one (1) vote with respect to the Proposals and such other matters as may properly come before the Special Meeting. Ownership of a fractional share entitles you to a fractional vote.
It is important for you to vote on the Proposals described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety because the explanations will help you to decide how to vote on the Proposals.

PROPOSAL ONE
APPROVAL OF A NEW SUBADVISORY AGREEMENT BETWEEN
NEW YORK LIFE INVESTMENT MANAGEMENT LLC AND CBRE CLARION SECURITIES LLC
WITH RESPECT TO THE PORTFOLIO
Proposal One relates to a proposed new subadvisory agreement between New York Life Investments and CBRE Clarion with respect to the Portfolio (“Proposed New Subadvisory Agreement”). The Proposed New Subadvisory Agreement is necessary for CBRE Clarion to manage the Portfolio under its anticipated new investment program, as described in a supplement to the Portfolio’s Prospectus and Statement of Additional Information dated December 13, 2019.
At an in-person meeting held on December 10-11, 2019, the Board, including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (“1940 Act”)), of the Trust (“Independent Trustees”), considered and approved the appointment of CBRE Clarion to replace Cushing as subadvisor to the Portfolio to be effective on or about February 28, 2020, subject to shareholder approval of Proposal One. Cushing was last approved as the subadvisor to the Portfolio by shareholders of the Portfolio on April 17, 2015, and its continuance as the subadvisor to the Portfolio was last approved by the Board at its meeting held on December 10-11, 2019.
What are Shareholders Being Asked to Approve?
The Portfolio’s shareholders are being asked to approve the Proposed New Subadvisory Agreement, pursuant to which CBRE Clarion will serve as subadvisor to the Portfolio. If shareholders do not approve Proposal One, New York Life Investments and the Board will consider other options that may be available to the Portfolio. In any case, the Portfolio would inform shareholders with respect to the specific changes in subadvisor or investment strategies that would take place, if any.
The Board’s recommendation that shareholders approve Proposal One is based on, among other things, the nature, extent and quality of the services the Board believes CBRE Clarion is capable of providing to the Portfolio. The primary factors the Board considered in concluding to recommend shareholders vote FOR Proposal One are summarized on the following pages.
Investment companies are required to obtain shareholder approval for certain types of proposals. Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisors to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors. New York Life Investments and the Trust have obtained an exemptive order (the “Order”) from the Securities and Exchange Commission (“SEC”), which, in relevant part, permits New York Life Investments, subject to certain conditions and the approval of the Board, including a majority of the Independent Trustees, to hire unaffiliated (and certain affiliated) subadvisors and to modify any existing or future subadvisory agreement with unaffiliated (and certain affiliated) subadvisors without shareholder approval. The Order is described in more detail in the Portfolio’s Prospectus and Statement of Additional Information.
Although the Portfolio is seeking shareholder approval of Proposal One, please be advised that the Portfolio and New York Life Investments reserve the right to rely on the applicable provisions of the Order to replace subadvisors in the future without shareholder approval. The Portfolio and New York Life Investments also reserve the right to make any changes in connection with the Repositioning if shareholders do not approve Proposal One, subject to any required approvals. In addition, the effectiveness of Proposal One, if approved by shareholders, is not contingent upon the approval of any other proposal by shareholders of the Portfolio.
What are the Anticipated Benefits of the Repositioning and the Proposed New Subadvisory Agreement?
At an in-person meeting held on December 10-11, 2019, the Board considered and approved several proposals related to the Repositioning, including: (i) terminating Cushing as the Portfolio’s subadvisor; (ii) appointing CBRE Clarion as the Portfolio’s subadvisor, subject to shareholder approval of Proposal One; (iii) changing the Portfolio’s name to “MainStay VP CBRE Global Infrastructure Portfolio” and modifying the Portfolio’s principal investment strategies, investment process, non-fundamental “names rule” investment policy, primary benchmark and principal risks; (iv) amending the Portfolio’s fundamental investment restriction related to industry concentration, subject to shareholder approval under Proposal Two; and (v) a reduction in the management fee and addition of expense caps. The Portfolio’s principal investment strategies, as modified, provide that, under normal circumstances, the Portfolio will invest at least 80% of its assets (net assets plus borrowings for investment purposes) in securities issued by infrastructure companies.
New York Life Investments believes that the potential benefits to shareholders resulting from the Repositioning and the Proposed New Subadvisory Agreement include: (i) the ability to obtain investment exposure to real asset investments in the securities of global infrastructure companies; (ii) the Portfolio may be able to deliver more consistent returns, including relative to its anticipated new primary benchmark index, the FTSE Global Core Infrastructure 50/50 Index, through investment exposure to global infrastructure companies; (iii) the Portfolio may benefit from the implementation of lower management fees and total expenses and revised principal investment strategies and investment process; and (iv) the investment experience of, and resources available to, the portfolio management team at CBRE Clarion.
What did the Board Consider in Approving the Repositioning and the Proposed New Subadvisory Agreement?
At an in-person meeting held on December 10-11, 2019, the Board considered and approved New York Life Investments’ recommendations to terminate Cushing as the subadvisor to the Portfolio, to appoint CBRE Clarion as the subadvisor to the Portfolio, to approve the Proposed New Subadvisory Agreement to be effective, with shareholder approval, on or about February 28, 2020, and the related Repositioning. The Proposed New Subadvisory Agreement would provide that CBRE Clarion manages the assets of the Portfolio, subject to the supervision of New York Life Investments and the oversight of the Board, and pursuant to the Trust’s currently effective registration statement. The Board noted that the material terms of the Proposed New Subadvisory Agreement are substantially identical to the terms of the current subadvisory agreement with Cushing with respect to the Portfolio, but that the subadvisory fee to be paid to CBRE Clarion under the Proposed New Subadvisory Agreement is lower than the subadvisory fee paid to Cushing under the current subadvisory agreement.
New York Life Investments proposed that CBRE Clarion be appointed as the subadvisor to the Portfolio based on, among other things, the nature, extent and quality of the services CBRE Clarion would be expected to provide to the Portfolio. After considering the factors summarized in this Proxy Statement, among others, and following negotiations with New York Life Investments, the Board concluded it would be in the best interests of the Portfolio to appoint CBRE Clarion as subadvisor to the Portfolio in replacement of Cushing. In connection with their consideration of New York Life Investments’ recommendation to appoint CBRE Clarion as the subadvisor to the Portfolio, the Trustees reviewed CBRE Clarion’s qualifications to serve as the Portfolio’s subadvisor.
In reaching the decisions to approve the Repositioning and the Proposed New Subadvisory Agreement, the Board considered information furnished by New York Life Investments and CBRE Clarion in connection with meetings of the Board and its Contracts, Investment and Risk and Compliance Oversight Committees held on December 10-11, 2019, as well as other information furnished to the Board throughout the year, as deemed relevant by the Trustees. The Board also considered information on the fees charged to other investment advisory clients of CBRE Clarion (including institutional separate accounts) that follow investment strategies similar to those proposed for the Portfolio, as repositioned, and, when applicable, the rationale for any differences in the Portfolio’s proposed subadvisory fee and the fees charged to those other investment advisory clients. In addition, the Board considered information previously provided to the Board in connection with its review of the subadvisory agreements for other funds in the MainStay Group of Funds, as deemed relevant to each Trustee. The Board also considered information furnished by CBRE Clarion in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Proposed New Subadvisory Agreement and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments personnel. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive session with their independent legal counsel and met with senior management of New York Life Investments without other representatives of New York Life Investments present to discuss and consider matters relating to the Repositioning and the Proposed New Subadvisory Agreement.
In considering the Repositioning and the Proposed New Subadvisory Agreement, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services to be provided to the Portfolio by CBRE Clarion; (ii) the investment performance of the Portfolio, the qualifications of the proposed portfolio managers of the Portfolio and the historical investment performance of products managed by such portfolio managers with investment strategies similar to those of the Portfolio, as repositioned; (iii) the anticipated costs of the services to be provided by CBRE Clarion and profits expected to be realized by CBRE Clarion from its relationship with the Portfolio; (iv) the extent to which economies of scale may be realized if the Portfolio grows and the extent to which economies of scale may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s proposed subadvisory fee to be paid by New York Life Investments to CBRE Clarion and estimated overall total ordinary operating expenses. Although the Board recognized that the comparisons between the Portfolio’s proposed fees and estimated expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s proposed fees and estimated overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses.
Although individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the Repositioning and the Proposed New Subadvisory Agreement were based on a consideration of the information provided to the Trustees throughout the year, such as a presentation from CBRE Clarion personnel, including certain members of the proposed portfolio management team, as well as information furnished specifically in connection with the contract review process for the Portfolio, in each case as deemed relevant to each Trustee. The Trustees noted that, throughout the year, the Trustees would be afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and CBRE Clarion with respect to the Portfolio. The Board took note of New York Life Investments’ belief that CBRE Clarion, with its resources and historical investment performance track record for strategies similar to those of the Portfolio, as repositioned, is well qualified to serve as the Portfolio’s subadvisor. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Portfolio’s shareholders, having had the opportunity to consider other investment options, would have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decisions to approve the Repositioning and the Proposed New Subadvisory Agreement are summarized in more detail below.
Nature, Extent and Quality of Services to be Provided by CBRE Clarion
In considering the Repositioning and the Proposed New Subadvisory Agreement, the Board considered New York Life Investments’ responsibilities as manager of the Portfolio, noting that New York Life Investments is responsible for supervising the Portfolio’s subadvisor. The Board examined the nature, extent and quality of the investment advisory services that CBRE Clarion proposed to provide to the Portfolio. Further, the Board evaluated and/or examined the following with regard to CBRE Clarion:
•
experience in providing investment advisory services;

•
experience in serving as advisor or subadvisor to other funds with similar strategies as those of the Portfolio, as repositioned, and the performance track record of these funds;

•
experience of investment advisory, senior management and administrative personnel;

•
overall legal and compliance environment, resources and history and policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by CBRE Clarion;

•
New York Life Investments and CBRE Clarion believe the compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws and acknowledged their commitment to further developing and strengthening compliance programs relating to the MainStay Group of Funds;

•
ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio;

•
portfolio construction and risk management processes;

•
experience of the Portfolio’s proposed portfolio managers, including with respect to investment strategies similar to those of the Portfolio, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers; and

•
overall reputation, financial condition and assets under management.

Based on these and other considerations deemed relevant to each Trustee, the Board concluded, within the context of its overall determinations regarding the Repositioning and the Proposed New Subadvisory Agreement, that the Portfolio would likely benefit from the nature, extent and quality of the proposed investment advisory services to be provided by CBRE Clarion as a result of CBRE Clarion’s experience, personnel, operations and resources.
Investment Performance
In connection with the Board’s consideration of the Repositioning and the Proposed New Subadvisory Agreement, the Board evaluated investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus, with a greater emphasis generally placed on longer-term performance. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports included, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions.
The Board also considered its ongoing discussions with senior management of New York Life Investments regarding the Portfolio’s investment performance and remediation efforts undertaken by New York Life Investments, and other alternatives to the Repositioning, such as reorganizing the Portfolio into another MainStay Portfolio, and the Proposed New Subadvisory Agreement considered by New York Life Investments. In addition, the Board considered steps taken to seek to improve the Portfolio’s investment performance and discussions between the Portfolio’s current portfolio management team and the Investment Committee of the Board. The Board further considered that shareholders may benefit from CBRE Clarion’s investment process, including its portfolio construction and risk management processes. The Board noted that the Repositioning had not yet been implemented so an investment performance track record for the Portfolio, as repositioned, was not available.
The Board evaluated the Portfolio’s proposed portfolio management team, investment process, strategies and risks. The Board noted that CBRE Clarion currently manages a portfolio with investment strategies similar to those of the Portfolio, as repositioned. Additionally, the Board considered the historical performance of this investment portfolio and other portfolios managed by the proposed portfolio managers for the Portfolio. Based on these considerations, the Board concluded that the Portfolio was likely to be managed responsibly and capably by CBRE Clarion.
Also based on these considerations, the Board concluded, within the context of its overall determinations regarding the Repositioning and the Proposed New Subadvisory Agreement, that the selection of CBRE Clarion as the subadvisor to the Portfolio is likely to benefit the Portfolio’s long-term investment performance.

Costs of the Services to be Provided, and Profits to be Realized, by CBRE Clarion
The Board considered the anticipated costs of the services to be provided by CBRE Clarion under the Proposed New Subadvisory Agreement and the profits expected to be realized by CBRE Clarion due to its relationship with the Portfolio. The Board considered that CBRE Clarion’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that these fees would be paid by New York Life Investments, not the Portfolio.
In evaluating the anticipated costs of the services to be provided by CBRE Clarion and the profits expected to be realized by CBRE Clarion, the Board considered, among other factors, CBRE Clarion’s investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the services proposed to be provided to the Portfolio, and that New York Life Investments would be responsible for paying the subadvisory fee to CBRE Clarion. The Board considered the financial resources of CBRE Clarion and acknowledged that CBRE Clarion must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for CBRE Clarion to be able to provide high-quality services to the Portfolio. The Board also considered that New York Life Investments proposed to reduce the contractual management fee for the Portfolio if shareholders approve Proposal One.
In considering anticipated costs and profitability, the Board also considered certain fall-out benefits that may be realized by CBRE Clarion due to its relationship with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the potential benefits to CBRE Clarion from legally permitted “soft-dollar” arrangements by which brokers would provide research and other services to CBRE Clarion in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between CBRE Clarion and its affiliates and New York Life Investments and its affiliates, and considered the existence of an ongoing strategic partnership between New York Life Investments and CBRE Clarion that relates to certain current and future products.
The Board took into account the fact that the Portfolio would undergo changes to its principal investment strategies in connection with the Repositioning. The Board noted estimates from New York Life Investments and CBRE Clarion that a significant portion of the holdings of the Portfolio would be sold to align the Portfolio’s holdings with the strategies that would be pursued by CBRE Clarion. Additionally, the Board considered New York Life Investments’ representation that New York Life Investments and CBRE Clarion would seek to develop and implement an efficient transition strategy and seek to minimize potential costs, such as market impact, associated with Repositioning.
The Board considered that any profits realized by CBRE Clarion due to its relationship with the Portfolio would be the result of arm’s-length negotiations between New York Life Investments and CBRE Clarion, acknowledging that any such profits would be based on fees paid to CBRE Clarion by New York Life Investments, not the Portfolio.
Subadvisory Fee and Estimated Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fees to be paid under the Proposed New Subadvisory Agreement and the Portfolio’s estimated total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee to be paid by the Portfolio to New York Life Investments, because the subadvisory fee to be paid to CBRE Clarion would be paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.
In assessing the reasonableness of the Portfolio’s proposed fees and estimated expenses, the Board considered information provided by New York Life Investments on the fees and expenses of peer funds identified by Strategic Insight and information provided by CBRE Clarion on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, as repositioned. The Board considered the similarities and differences in the contractual fee schedules of the Portfolio and these similarly-managed funds, taking into account the rationale for any differences in fee schedules and noted that New York Life Investments proposed to reduce the Portfolio’s contractual management fee if shareholders approve Proposal One. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
After considering all of the factors outlined above deemed relevant by the Trustees, the Board concluded that the Portfolio’s overall fees were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Repositioning and the Proposed New Subadvisory Agreement, support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered whether the Portfolio’s proposed expense structure would permit economies of scale to be shared with Portfolio shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of an expense limitation or fee waiver agreement, initially setting management fee rates at scale or making additional investments to enhance shareholder services.
Based on this information, the Board concluded, within the context of its overall determinations regarding the Repositioning and the Proposed New Subadvisory Agreement, that the Portfolio’s proposed expense structure appropriately reflects economies of scale for the benefit of Portfolio shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.
Conclusion
On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, voted to approve the Repositioning and the Proposed New Subadvisory Agreement, subject to shareholder approval.
What are the Terms of the Proposed New Subadvisory Agreement?
A form of Proposed New Subadvisory Agreement is included as Exhibit A to this Proxy Statement. The material terms of the Proposed New Subadvisory Agreement are substantially identical to the terms of the current subadvisory agreement with Cushing with respect to the Portfolio.
Pursuant to the Proposed New Subadvisory Agreement, CBRE Clarion would serve as the subadvisor to the Portfolio, and, on behalf of the Portfolio, would select the Portfolio’s investments and place all orders for purchases and sales of securities in accordance with the Portfolio’s investment objective, policies and restrictions, as stated in the Trust’s currently effective registration statement, subject to the supervision of New York Life Investments and oversight by the Board. In addition, CBRE Clarion would perform the following services:
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make available to the Trust and New York Life Investments, promptly upon reasonable request, all of the Portfolio’s investment records and ledgers maintained by CBRE Clarion (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Portfolio) as are necessary to assist the Portfolio and New York Life Investments to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended, as well as other applicable laws;

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furnish to regulatory agencies having the requisite authority information or reports in connection with such services that may be legitimately requested in order to ascertain whether the operations of the Portfolio are being conducted in a manner consistent with applicable laws and regulations;

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provide reports to the Board, for consideration at meetings of the Board, on the investment program for the Portfolio and the issuers and securities represented in the Portfolio’s assets and furnish the Board such periodic and special reports with respect to the Portfolio as the Board and New York Life Investments may reasonably request;

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provide reasonable assistance, upon request, to the custodian and portfolio accounting agent for the Portfolio in determining or confirming, consistent with the procedures and policies stated in the registration statement, the value of any portfolio securities or other assets of the Portfolio for which the custodian and portfolio accounting agent seek assistance from, or which they identify for review by, CBRE Clarion; and

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arrange for the transmission to the custodian and portfolio accounting agent for the Portfolio, on a daily basis, such confirmation, trade tickets and other documents and information, including, but not limited to, CUSIP, SEDOL or other numbers that identify securities to be purchased or sold on behalf of the Portfolio, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Portfolio.

If shareholders approve Proposal One, it is anticipated that the Proposed New Subadvisory Agreement would go into effect on or about February 28, 2020, and, unless sooner terminated, would continue for an initial term ending in two years. Thereafter, the Proposed New Subadvisory Agreement would continue for successive one-year terms, provided that such continuation is specifically approved at least annually by a vote of a majority of the Trustees or by a vote of  “a majority of the outstanding voting securities” of the Portfolio (as defined in the 1940 Act), and, in either case, by a majority of the Independent Trustees, by vote cast in-person at a meeting called for such purpose. The Proposed New Subadvisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act) or the assignment or termination of the Portfolio’s Management Agreement, which is discussed below. The Proposed New Subadvisory Agreement also may be terminated as follows: (A) by New York Life Investments at any time without penalty, upon sixty (60) days’ written notice to CBRE Clarion and the Trust; (B) at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust’s Board or a majority of the outstanding voting securities of the Portfolio, upon sixty (60) days’ written notice to New York Life Investments and CBRE Clarion; or (C) by CBRE Clarion at any time without penalty, upon sixty (60) days’ written notice to New York Life Investments and the Trust.
The Proposed New Subadvisory Agreement provides that, except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Portfolio and New York Life Investments agree that CBRE Clarion, any affiliated person of CBRE Clarion, and each of the Subadvisor’s directors, officers, employees and agents shall not be liable for, or subject to any losses, claims, damages, liabilities or litigation in connection with any act or omission connected with or arising out of any services rendered under the Proposed New Subadvisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of CBRE Clarion’s duties, or by reason of reckless disregard of CBRE Clarion’s obligations and duties under the Proposed New Subadvisory Agreement.
In consideration for the services it provides to the Portfolio, New York Life Investments pays Cushing an annual fee, computed daily and paid monthly, calculated on the basis of the Portfolio’s average daily net assets as follows: 0.55% on assets up to $500 million; and 0.525% in excess of  $500 million. Cushing received a total of  $960,204 in subadvisory fees for the fiscal year ended December 31, 2018.
The subadvisory fee schedule to be paid to CBRE Clarion under the Proposed New Subadvisory Agreement is lower than the subadvisory fee schedule paid to Cushing under the current subadvisory agreement. Subadvisory fees are paid by New York Life Investments and not the Portfolio, therefore, the Portfolio does not directly enjoy the benefits of this reduction. Under the Proposed New Subadvisory Agreement, CBRE Clarion would receive from New York Life Investments and not the Portfolio, an annual fee of 0.425% on all assets.
If the new subadvisory fee schedule had been in place for the fiscal year ended December 31, 2018, on a pro forma basis the subadvisory fees payable to CBRE Clarion would have been $708,174, which is $252,030 less than the actual subadvisory fees paid to Cushing for the fiscal year ended December 31, 2018, representing a 26% decrease in the effective subadvisory fee.

If shareholders approve Proposal One, changes to the management fee structure will also take effect on or about February 28, 2020. The total management fee paid by the Portfolio will decrease. In connection with the Repositioning, the Portfolio will pay New York Life Investments a management fee equal to 0.85% on all assets. In comparison, the current management fee is as follows: 1.10% on assets up to $500 million; and 1.05% on assets over $500 million.
New York Life Investments received $1,920,342 in management fees for the fiscal year ended December 31, 2018. If the new management fee schedule had been in place for the fiscal year ended December 31, 2018, on a pro forma basis the management fees payable to New York Life Investments would have been $1,416,348, which is $503,994 less than the actual management fees for the fiscal year ended December 31, 2018, representing a 26% decrease in the effective management fee. If the new management fee and subadvisory fee schedules had been in place for the fiscal year ended December 31, 2018, on a pro forma basis the management fees retained by New York Life Investments would have been $708,174, which is $251,964 less than the actual management fees retained by New York Life Investments for the fiscal year ended December 31, 2018, representing a 26% decrease in the actual management fees retained by New York Life Investments.
For additional information regarding these changes, please refer to the supplement to the Portfolio’s Prospectus and Statement of Additional Information, dated December 13, 2019.
Were there any Other Changes Approved by the Board in Connection With the Approval of the Proposed New Subadvisory Agreement?
In addition to considering and approving the Proposed New Subadvisory Agreement at the December 10-11, 2019 meeting, subject to shareholder approval, the Board considered and approved the Repositioning, which includes reducing the Portfolio’s management fee, adding expense caps and modifying the Portfolio’s principal investment strategies, investment process, non-fundamental “names rule” investment policy, primary benchmark and principal risks, and re-naming the Portfolio to “MainStay VP CBRE Global Infrastructure Portfolio,” which will take effect on or about February 28, 2020. As discussed in Proposal Two herein, the Board also considered and approved an amendment to the Portfolio’s fundamental investment restriction relating to industry concentration, pending shareholder approval.
For additional information regarding the Repositioning, please refer to the supplement to the Portfolio’s Prospectus and Statement of Additional Information, dated December 13, 2019.
MANAGEMENT AGREEMENT
New York Life Investments, with a principal place of business located at 51 Madison Avenue, New York, New York 10010, serves as investment manager to the Portfolio pursuant to the Management Agreement between New York Life Investments and the Trust, on behalf of the Portfolio. New York Life Investments has managed the Portfolio since its inception. New York Life Investments was last approved as the investment manager to the Portfolio by the sole initial shareholder of the Portfolio on April 17, 2015 and its continuance as the investment manager to the Portfolio was last approved by the Board at its meetings held on December 10-11, 2019.
The Management Agreement continues in effect from year to year only if such continuance is approved at least annually by the Board or by vote of  “a majority of the outstanding voting securities” of the Portfolio (as defined in the 1940 Act) and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose. The Management Agreement may be terminated as to the Portfolio at any time on sixty (60) days’ written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Portfolio, or by New York Life Investments. The Management Agreement also terminates automatically in the event of its “assignment” (as defined in the 1940 Act).
In conformity with the stated policies of the Portfolio, New York Life Investments administers the Portfolio’s business affairs. New York Life Investments also provides a comprehensive range of services, including providing offices, conducting clerical, recordkeeping and bookkeeping services and keeping most of the financial and accounting records required for the Portfolio.

The Management Agreement provides that New York Life Investments shall not be liable to the Trust for any error of judgment by New York Life Investments or for any loss sustained by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from New York Life Investments’ willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Management Agreement.
Under the Management Agreement, New York Life Investments may make the day-to-day investment decisions for the Portfolio or delegate any or all of its duties and responsibilities to one or more subadvisors, at its own expense. If New York Life Investments chooses to delegate to a subadvisor, New York Life Investments is responsible for, among other things, monitoring the subadvisor’s investment activities to help ensure compliance with regulatory restrictions. Regardless of whether it employs a subadvisor, New York Life Investments continuously reviews, supervises and administers the Portfolio’s investment program, including monitoring for compliance with regulatory restrictions by those managing the Portfolio’s assets.
During the fiscal year ended December 31, 2018, New York Life Investments earned fees from the Portfolio in the amount of  $1,920,342 and no fees and/or expenses were waived or reimbursed. If Proposal One is approved, on or about February 28, 2020 changes to the management fee structure will take effect. For additional information regarding these changes, please refer to the supplement to the Portfolio’s Prospectus and Statement of Additional Information, dated December 13, 2019.
Exhibit B to this Proxy Statement sets forth the principal executive officers of New York Life Investments.
INFORMATION ABOUT CBRE CLARION
Subject to shareholder approval, CBRE Clarion, under New York Life Investments’ supervision, will be responsible for making the specific decisions about the following: (i) buying, selling and holding securities and other investments; (ii) selecting brokers and brokerage firms to trade for the Portfolio; (iii) maintaining accurate records; and, (iv) if possible, negotiating favorable commissions and fees with the brokers and brokerage firms for the Portfolio. For these services, CBRE Clarion will be paid an annual fee, computed daily and paid monthly, by New York Life Investments, and not by the Portfolio, as detailed in the section above entitled, “What are the Terms of the Proposed New Subadvisory Agreement?”
CBRE Clarion’s main office is located at 201 King of Prussia Road; Radnor, Pennsylvania 19087. CBRE Clarion is an SEC-registered investment advisor which specializes in managing portfolios of real asset securities, including listed real estate and infrastructure, for institutional clients. The firm traces its history to Audit Investments, an investment advisor founded in 1969. The present-day firm was founded in 1992 as Campbell-Radnor Advisors, continuing Audit’s investment advisory business. In 2011, the firm was acquired by CBRE Group, Inc. (“CBRE”), the world’s largest commercial real estate services and investment firm, with 2018 revenues of  $21.3 billion and more than 90,000 employees (excluding affiliate offices). CBRE Clarion is the listed securities investment management arm of CBRE Global Investors, a global real asset investment management business line within CBRE’s Real Estate Investments segment that sponsors investment programs in real estate, infrastructure, and private equity across the risk/reward spectrum. As of October 31, 2019, CBRE Clarion managed approximately $8 billion in discretionary client assets for approximately 55 client accounts.
The following includes certain information about other mutual funds subadvised or advised by CBRE Clarion that have an investment objective similar to the Portfolio.

COMPARABLE MUTUAL FUNDS SUBADVISED OR ADVISED BY CBRE CLARION
Portfolio Name	Total Assets as of September 30, 2019 (in millions)	Management Fee
Voya CBRE Global Infrastructure Fund	$232.37	1.00%
Exhibit C to this Proxy Statement sets forth the principal executive officers of CBRE Clarion.
The following individuals would be primarily responsible for the day-to-day management of the Portfolio.
T. Ritson Ferguson
T. Ritson Ferguson, CFA — Mr. Ferguson joined CBRE Clarion’s predecessor firm in 1992. Prior to joining CBRE Clarion, Mr. Ferguson was on the global management committee of ING Real Estate Investment Management. He was also one of the founding principals who formed the predecessor entity to CBRE Clarion. Earlier in his real estate career, Mr. Ferguson worked at K.S. Sweet Associates and Trammell Crow Company. He was also a consultant at Bain & Company and a Captain in the U.S. Air Force. Mr. Ferguson began his real estate career in 1986. He has an M.B.A. from the University of Pennsylvania’s Wharton School of Business and a B.S. from Duke University. He is also a Chartered Financial Analyst® (“CFA®”) charterholder.
Jeremy Anagnos
Jeremy Anagnos, CFA — Mr. Anagnos joined CBRE Clarion in 2011. Prior to that he served as Co-Chief Investment Officer of CB Richard Ellis Investors’ Securities Team responsible for portfolio management of global real estate securities separate accounts and funds. Mr. Anagnos was a founder of the securities group at CBRE Clarion and assisted in raising over $3 billion in assets as well as overseeing the global 28 member investment and operations team. During his career, he has worked in various management and research positions in the real estate industry with LaSalle Investment Management in Baltimore/Amsterdam and Deutsche Bank in London. Mr. Anagnos has over 24 years of real asset investment management experience. He has a B.S. from Boston College and he is a CFA® charterholder.
Daniel Foley
Daniel Foley, CFA — Mr. Foley joined CBRE Clarion in 2006, and has over 13 years of financial industry experience. In his tenure with CBRE Clarion and its predecessor firm, Mr. Foley has gained extensive, multi-disciplined experience evaluating real asset securities spanning developed and emerging markets across the globe. During his long tenure with the firm he has covered wide-ranging business models. Mr. Foley has an M.B.A. from Villanova University and a B.S. from Drexel University. He is also a CFA® charterholder.
Hinds Howard
Hinds Howard — Mr. Howard joined CBRE Clarion in 2013. Prior to that, he was a portfolio manager and partner managing separate accounts with an MLP investment focus at Guzman Investment Strategies. Prior to Guzman, Mr. Howard co-founded and managed Curbstone Group, a Texas-based registered investment advisor firm that managed MLP portfolios on behalf of high net worth clients. He previously worked for Lehman Brothers analyzing and modeling public and private energy MLPs, first in the investment banking division and subsequently for an investment fund investing in MLPs. Mr. Howard has over 15 years of listed MLP and North American energy investment experience. He has an M.B.A. from Babson College and a B.S. from Boston University.

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS
In effecting purchases and sales of securities for the account of the Portfolio, CBRE Clarion would seek the best execution of the Portfolio’s orders, taking into account the factors specified in the Prospectus and Statement of Additional Information. In the course of seeking to obtain best execution, CBRE Clarion may place such orders with brokers and dealers who provide market, statistical and other research information to it. CBRE Clarion would be authorized, when placing Portfolio transactions for equity securities, when consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the rules and interpretations of the SEC thereunder, and CBRE Clarion’s policies, to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction due to CBRE Clarion’s receipt of market, statistical and other research information.
NYLIFE Securities LLC (“NYLIFE Securities”), an affiliate of New York Life Investments, may act as a broker for the Portfolio. NYLIFE Securities is a wholly-owned subsidiary of NYLIFE LLC, which is a wholly-owned subsidiary of New York Life Insurance Company, the indirect parent of New York Life Investments. NYLIFE Securities is therefore an “Affiliated Broker,” as defined in Schedule 14A under the Securities Exchange Act of 1934, as amended. There were no brokerage commissions paid by the Portfolio to NYLIFE Securities or any other affiliated broker for the Portfolio’s most recently completed fiscal year.
EXPENSES IN CONNECTION WITH THE REPOSITIONING
Portfolio holdings turnover related to the Repositioning is anticipated to be significant, and could be as high as approximately 100%. This turnover would be in addition to the normal holdings turnover that would be experienced by the Portfolio as a result of its normal investment operations and redemption activity. Direct portfolio transaction costs associated with the Repositioning are currently estimated to be approximately $26,000 to $32,000. The Portfolio will bear the direct portfolio transaction costs associated with the Repositioning.
In addition to direct portfolio transaction costs (e.g., brokerage commissions, transaction charges and related fees charged to the Portfolio), there will be potential indirect costs in connection with the Repositioning. For example, the process of buying and selling securities in connection with the Repositioning may impact the financial markets, resulting in market-impact cost to the Portfolio. The Portfolio will bear these indirect portfolio transaction costs. Following discussions with the Board, New York Life Investments represented that CBRE Clarion would institute measures designed to seek to minimize the impact of these indirect transaction costs on the Portfolio. In addition, New York Life Investments committed to provide the Board with a report on all transaction costs (both direct and indirect) incurred in connection with the Repositioning.
TAX IMPLICATIONS OF THE REPOSITIONING
Although the Portfolio is expected to recognize a gain or loss for federal income tax purposes in connection with the Repositioning, it is expected that shareholders generally would not recognize a gain or loss for federal income tax purposes.
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BOARD RECOMMENDATION
THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE PORTFOLIO VOTE “FOR” THE APPROVAL OF THE PROPOSED NEW SUBADVISORY AGREEMENT.

PROPOSAL TWO
APPROVAL TO AMEND THE PORTFOLIO’S FUNDAMENTAL CONCENTRATION POLICY
Section 8(b)(1) of the Act requires a fund to disclose in its registration statement whether and to what extent it intends to concentrate its investments in a particular industry or group of industries. The SEC staff takes the position that a fund “concentrates” its investments if it invests more than 25% of its “net” assets (exclusive of certain items such as cash, U.S. government securities, and certain tax-exempt securities) in any particular industry or group of industries.
The Portfolio has a current policy to concentrate investments in the industry or group of industries that constitute the energy sector. This policy is considered a fundamental policy. Fundamental policies are those that may be modified or eliminated only with the approval of a “majority of the outstanding voting securities” of the Portfolio, as defined in the 1940 Act.
Why are Shareholders Being Asked to Approve a Change to the Portfolio’s Fundamental Investment Restriction Related to Industry Concentration?
In connection with New York Life Investments’ recommendation that the Board appoint CBRE Clarion as subadvisor to the Portfolio in replacement of Cushing, New York Life Investments also recommended that the Board approve a change to the Portfolio’s fundamental investment restriction related to industry concentration so that the Portfolio may concentrate its investments in the securities of issuers conducting their business activities in the infrastructure group of industries rather than concentrating its investments in the industry or group of industries that constitute the energy sector. New York Life Investments believes that a change in the Portfolio’s industry concentration policy will provide the Portfolio with greater flexibility through investment exposure in the securities of global infrastructure companies, as repositioned.(1) Accordingly, the Board has reviewed the current fundamental investment restriction related to industry concentration and, after careful consideration, has unanimously recommended the change to the Portfolio’s fundamental investment restriction. If approved by shareholders, Proposal Two will take effect on or about February 28, 2020.

(1)
For additional details regarding the Repositioning, please see a summary of the changes in the discussion of Proposal One. Please also see the supplement to the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information dated December 13, 2019.

What Effect will the Proposed Change Have on the Portfolio?
Although this Proposal is intended to, among other things, provide New York Life Investments and CBRE Clarion with greater flexibility in managing the Portfolio, the Portfolio would continue to be managed subject to the limitations imposed by the 1940 Act and the rules and interpretive guidance provided thereunder, as well as the investment strategies, objectives and policies stated in the Prospectus and Statement of Additional Information.
The current language and the proposed changes to the fundamental investment restriction related to industry concentration are shown below:
Current Fundamental Investment Restriction	Proposed Fundamental Investment Restriction

The Portfolio may not “concentrate” its investments in a particular industry, or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to a Portfolio’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions; or (iii) repurchase agreements (collateralized by the instruments described in Clause (ii)); provided, however, that the Portfolio will, in normal circumstances, invest more than 25% of its assets in the industry or group of industries that constitute the energy sector.

The Portfolio may not “concentrate” its investments in a particular industry, or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to a Portfolio’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions; or (iii) repurchase agreements (collateralized by the instruments described in Clause (ii)); provided, however, that the Portfolio will, in normal circumstances, invest more than 25% of the value of its total assets at the time of purchase in the securities of issuers conducting their business activities in the infrastructure group of industries.

Would the Proposed Modification Change how the Portfolio is Managed?
Currently, the Portfolio will, in normal circumstances, invest more than 25% of its assets (or concentrate its investments) in the industry or group of industries that constitute the energy sector. If approved by shareholders, under normal circumstances, the Portfolio would invest more than 25% of the value of its total assets at the time of purchase in the securities of issuers conducting their business activities in the infrastructure group of industries. The Portfolio’s current investment objective, which is to seek total return, would not change, however its principal investment strategies would change in connection with the Repositioning as set forth in the supplement to the Portfolio’s Summary Prospectus, Prospectus and SAI dated December 13, 2019.
Would the Proposed Modification Subject the Portfolio to New Principal Risks?
If Proposal Two is approved by shareholders, the Portfolio would no longer be subject to the risks associated with concentrating its investments in the industry or group of industries that constitute the energy sector. Instead, the Portfolio would be subject to the risks associated with concentrating its investments in the securities of issuers conducting their business activities in the infrastructure group of industries. In this regard, the Portfolio’s investments in infrastructure-related securities would expose the Portfolio to potential adverse economic, regulatory, political, legal and other changes affecting such investments. Issuers of securities in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental or other regulations and the effects of economic slowdowns.
The Portfolio will continue to focus its investments in a specific industry or group of industries, and as such, it will remain subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries.

What did the Board Consider in Approving the Change in Industry Concentration?
In approving Proposal Two, the Board considered a variety of factors, including that the change in the Portfolio’s fundamental investment restriction regarding industry concentration would enable the Portfolio to concentrate its investments in issuers conducting their business activities in the infrastructure group of industries, which would provide more flexibility to manage the Portfolio pursuant to its planned investment program. The Board also considered the attendant risks and performance volatility associated with investments in issuers located globally and conducting their activities in the infrastructure group of industries against the Portfolio’s current investment program, which concentrates its investments in U.S. issuers in the energy sector, as well as CBRE Clarion’s experience managing substantially similar investment strategies as those anticipated for the Portfolio. In addition, the Board considered New York Life Investments’ recommendation with respect to this change.
Would any Changes be Made if the Proposal is Not Approved?
If shareholders do not approve Proposal Two, the Portfolio will continue to observe its current fundamental investment restriction related to industry concentration. New York Life Investments and the Board would consider whether any additional actions are necessary or appropriate. The effectiveness of Proposal Two, if approved by shareholders, is not contingent upon the approval of any other Proposal by shareholders of the Portfolio.
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BOARD RECOMMENDATION
THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE PORTFOLIO VOTE “FOR” THE AMENDMENT TO THE PORTFOLIO’S FUNDAMENTAL INVESTMENT RESTRICTION RELATED TO INDUSTRY CONCENTRATION.

VOTING INFORMATION
This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote for the Proposals at the Special Meeting, which will be held on February 18, 2020 at 11:00 a.m. Eastern time, at the offices of New York Life Investments, located at 51 Madison Avenue, New York, New York 10010.
You may vote in one of four ways:
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complete and sign the enclosed proxy card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States);

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vote on the Internet at the website address printed on your proxy card;

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call the toll-free number printed on your proxy card; or

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vote in-person at the Special Meeting.

Please note, to vote via the Internet or telephone, you will need the “control number” that appears on your proxy card. Not all voting options may be available to you. Please see your proxy card for more details.
You may revoke a proxy once it is given, as long as it is submitted within the voting period, by submitting a later-dated proxy or a written notice of revocation to the Portfolio. You may also revoke your proxy by attending the Special Meeting in-person and voting your shares. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each Proposal.
Only shareholders of the Portfolio as of the close of business on the Record Date are entitled to receive notice of and to vote at the Special Meeting. Each share held as of the close of business on the Record Date is entitled to one vote, ownership of a fractional share entitles the holder to a fractional vote. The presence in person or by proxy of shareholders (i.e., an insurance company as the record owner of the Portfolio’s shares) of 33 1∕3% the shares entitled to vote at the Special Meeting will constitute a quorum for the conduct of all business. When a quorum is present, approval of the Proposals will require the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Portfolio, which is defined in the 1940 Act as the lesser of: (1) 67% or more of the voting securities of a portfolio present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities of the portfolio are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the portfolio.
NYLIAC, as the holder of record of shares of the Portfolio, is required to “pass through” to its Policy Owners the right to vote shares of the Portfolio. MainStay VP Funds Trust expects that NYLIAC will vote 100% of the shares of the Portfolio held by its separate account(s) in accordance with instructions from its Policy Owners. Under an “echo voting policy,” NYLIAC will vote shares for which no instructions have been received from its Policy Owners and any other shares that it or its affiliates own in their own right in the same proportion as it votes shares for which it has received instructions. No minimum number of voting instructions from Policy Owners is required before NYLIAC may vote the shares for which no voting instructions have been received. Because NYLIAC will vote its shares of the Portfolio in the same proportion as votes submitted by Policy Owners, it is possible that a small number of Policy Owners could determine the outcome of a proposal. Furthermore, as the majority record owner of the Portfolio’s shares, NYLIAC’s presence at the Special Meeting constitutes a quorum for the transaction of business.
The Special Meeting may be adjourned from time to time by vote of a majority of the shares represented at the Special Meeting in person or by proxy, whether or not a quorum is present, and the Special Meeting may be held as adjourned within a reasonable time after the original date set for the Special Meeting without further notice, provided that the time and place of the adjourned Special Meeting is announced during the meeting at which adjournment occurred; such adjourned meeting takes place within sixty (60) calendar days from the date set for the original Special Meeting; and a new record date of the adjourned Special Meeting is not fixed. The persons named as proxies will vote those shares that they are entitled to vote in favor of adjournment if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposals. Business may be conducted once a quorum is present and may continue until adjournment of the Special Meeting. At any adjourned Special Meeting, the Trust may transact any business which might have been transacted at the original Special Meeting.

Although it is not expected that the Portfolio will receive abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), abstentions and broker non-votes will be treated as present for purposes of determining a quorum, but will not be included in the denominator for purposes of calculating the number of votes required to approve any proposal to adjourn the Special Meeting. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the Proposals to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting). Abstentions and broker non-votes will have the same effect as votes against the Proposals, which can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees.
The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy and gives no voting instructions with respect to the Proposals, the shares will be voted in favor of the Proposals.
The Board knows of no matters other than those described in this Proxy Statement that will be brought before the Special Meeting. If, however, any other matters properly come before the Special Meeting, it is the Board’s intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed form of proxy. The proxies, in their discretion, may vote upon such other matters as may properly come before the Special Meeting.
Future Shareholder Proposals. A Policy Owner may request inclusion of certain proposals for action in the Trust’s proxy statement and on the Trust’s proxy card for shareholder meetings which the Policy Owner intends to introduce at such meeting. Any Policy Owner wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the MainStay VP Funds Trust at 51 Madison Avenue, New York, New York 10010. Any Policy Owner proposals must be presented within a reasonable time before the proxy materials for the next meeting are sent to Policy Owners to be considered for inclusion in the proxy materials. The timely submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Trust is not required to hold regular meetings of shareholders, and to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.
Solicitation Expenses and Other Expenses Related to the Special Meeting. Proxies will be solicited via regular mail and also may be solicited via telephone, e-mail or other personal contact by personnel of New York Life Investments, the Portfolio, their respective affiliates, or, in New York Life Investments’ discretion, a commercial firm retained for this purpose. The Portfolio has retained DiCosta Partners LLC to provide proxy solicitation services in connection with the Special Meeting. Those proxy solicitation services include printing, mailing and vote tabulation, and are expected to cost approximately $30,000. The direct expenses relating to the Special Meeting, including the preparation, distribution, solicitation, and tabulation of the proxy, including the costs of the proxy solicitor, and costs related to the necessary prospectus supplements, will be borne by the Portfolio. The Portfolio also will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting material to their principals. The proxy costs are estimated to be approximately $55,000.

OTHER INFORMATION
Ownership of Shares
As of the Record Date, the Portfolio had 2,993,292 shares outstanding. As of the Record Date, there were 125,652 Initial Class shares outstanding and 2,867,640 Service Class shares outstanding. The following table contains information about the shareholders that owned of record or beneficially five percent or more of a class of the Portfolio’s outstanding shares as of December 19, 2019.
CLASS OF SHARES	NAME AND ADDRESS	NUMBER OF SHARES OWNED	PERCENTAGE OF CLASS
Initial Class	Variable Universal Life	125,652	100%
Service Class	NYLIAC Separate Account III	558,690	19.5%
Service Class	NYLIAC Separate Account IV	2,296,781	80.1%
The address for each shareholder is 51 Madison Avenue, New York, New York 10010.
As of December 19, 2019, the officers and Trustees as a group owned less than 1% of the Portfolio.
Vote of Portfolio Shares by New York Life Investments.
MainStay VP Funds Trust also has four asset allocation portfolios (the “Asset Allocation Portfolios”), which may invest in and own shares of the Portfolio directly. Please note that New York Life Investments, the Asset Allocation Portfolios’ investment manager, will vote the shares of these Portfolios pursuant to established policies and procedures designed to address potential conflicts of interest that may arise in this context, which may include causing the shares held by the Asset Allocation Portfolios to be voted in accordance with the recommendation of an independent service provider.
Householding
Unless you have instructed the Portfolio not to, only one copy of this proxy solicitation may be mailed to multiple Policy Owners who the Trust share a mailing address (a “Household”). If you need additional copies of this proxy solicitation, please contact the Trust by calling toll-free 800-598-2019. If you do not want the mailing of your proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for your Household, please inform the Trust in writing or via telephone at the address or telephone number listed below.
Shareholder Reports
The Portfolio will furnish without charge, upon request, a printed version of the most recent Annual/Semiannual Reports to Policy Owners. To obtain information, or for shareholder inquiries, contact the Distributor of the Portfolio’s shares by writing New York Life Insurance and Annuity Corporation, Attn: MainStay VP Funds Trust, 51 Madison Avenue, New York, New York 10010, or by calling toll-free 800-598-2019.
Distributor
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, New Jersey 07302, a limited liability company organized under the laws of Delaware, serves as the Portfolio’s principal underwriter and distributor for the Portfolio’s shares pursuant to an Amended and Restated Distribution Agreement dated August 1, 2014.
Administrator
Pursuant to the Management Agreement with respect to the Portfolio, New York Life Investments, subject to the oversight of the Board, and in conformity with the stated policies of the Portfolio, administers the Portfolio’s business affairs.

EXHIBIT A

MAINSTAY VP FUNDS TRUST

FORM OF SUBADVISORY AGREEMENT
This Subadvisory Agreement, made as of the          day of            , 2020 (the “Agreement”), between New York Life Investment Management LLC, a Delaware limited liability company (the “Manager”) and CBRE Clarion Securities LLC, a Delaware limited liability company (the “Subadvisor”).
WHEREAS, MainStay VP Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and
WHEREAS, the Trust is authorized to issue separate series, each of which may offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies and limitations; and
WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future; and
WHEREAS, the Manager has entered into an Amended and Restated Management Agreement with the Trust, on behalf of its series, as amended (the “Management Agreement”); and
WHEREAS, under the Management Agreement, the Manager has agreed to provide certain investment advisory and related administrative services to the Trust; and
WHEREAS, the Management Agreement permits the Manager to delegate certain of its investment advisory duties under the Management Agreement to one or more subadvisors; and
WHEREAS, the Manager wishes to retain the Subadvisor to furnish certain investment advisory services to one or more of the series of the Trust and manage such portion of the Trust as the Manager shall from time to time direct, and the Subadvisor is willing to furnish such services;
NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Subadvisor as follows:
1.   Appointment. The Manager hereby appoints the Subadvisor to act as the investment subadvisor to the series designated on Schedule A of this Agreement (the “Series”) with respect to all or a portion of the assets of the Series designated by the Manager as allocated to the Subadvisor (“Allocated Assets”) subject to such written instructions, including any redesignation of Allocated Assets and supervision as the Manager may from time to time furnish for the periods and on the terms set forth in this Agreement. The Subadvisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. The Subadvisor will be under no duty to supervise, direct the investment of, or otherwise monitor any assets of a Series other than the Allocated Assets.
In the event the Trust designates one or more series other than the Series with respect to which the Manager wishes to retain the Subadvisor to render investment advisory services hereunder, it shall notify the Subadvisor in writing. If the Subadvisor is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement, and Schedule A shall be revised accordingly.
2.   Portfolio Management Duties. Subject to the supervision of the Board of Trustees (“Board”) and the Manager, the Subadvisor will provide a continuous investment program for the Series’ Allocated Assets and determine the composition of the assets of the Series’ Allocated Assets, including determination of the purchase, retention or sale of the securities, cash and other investments contained in the portfolio. The Subadvisor will conduct investment research and conduct a continuous program of evaluation, investment, sales and reinvestment of the Series’ Allocated Assets by determining the securities and other investments that shall be purchased, entered into, sold, closed or exchanged for the Series, when these transactions should be executed, and what portion of the Allocated Assets of the Series should be held in the various securities and other investments in which it may invest, and the Subadvisor is hereby authorized to execute and perform such services on behalf of the Series. The Subadvisor will provide the services under this

Agreement in accordance with the Series’ investment objective or objectives, policies and restrictions as stated in the Trust’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as amended, copies of which shall be delivered to the Subadvisor by the Manager. The Subadvisor further agrees as follows:
(a)   The Subadvisor understands that the Allocated Assets of the Series need to be managed so as to permit the Series to qualify or continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and will coordinate efforts with the Manager with that objective.
( b)   The Subadvisor will conform its activities with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, any applicable procedures adopted by the Board (the “Compliance Procedures”) of which a copy has been delivered to the Subadvisor, and the provisions of the Registration Statement of the Trust under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, as supplemented or amended, copies of which shall be delivered to the Subadvisor by the Manager.
(c)   On occasions when the Subadvisor deems the purchase or sale of a security to be in the best interest of the Series as well as of other investment advisory clients of the Subadvisor or any of its affiliates, the Subadvisor may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisor in a manner that, over time, is fair and equitable in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Trust and to such other clients, subject to review by the Manager and the Board. The Manager recognizes that in some cases this procedure may adversely affect the results obtained for the Series or Trust.
(d)   In connection with the purchase and sale of securities for the Series, the Subadvisor will arrange for the transmission to the custodian and portfolio accounting agent for the Series, on a daily basis, such confirmation, trade tickets and other documents and information, including, but not limited to, CUSIP, Sedol or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust and Clearing Corporation, the Subadvisor will arrange for the automatic transmission of the confirmation of such trades to the Trust’s custodian and portfolio accounting agent.
(e)   The Subadvisor will assist the custodian and portfolio accounting agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Trust, the value of any portfolio securities or other investments constituting Allocated Assets of the Series for which the custodian and portfolio accounting agent seek assistance from, or which they identify for review by, the Subadvisor.
(f)   The Subadvisor will make available to the Trust and the Manager, promptly upon request, all of the Series’ investment records and ledgers maintained by the Subadvisor (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as well as other applicable laws. The Subadvisor will furnish to regulatory agencies having the requisite authority any information or reports in connection with such services that may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.
(g)   The Subadvisor will provide reports to the Board, for consideration at meetings of the Board, on the investment program for the Allocated Assets and the issuers and securities represented in the Allocated Assets, and will furnish the Board with respect to the Allocated Assets such periodic and special reports as the Trustees and the Manager may reasonably request.

(h)   In rendering the services required under this Agreement, the Subadvisor may, from time to time, employ or associate with itself such entity, entities, person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. The Subadvisor may not, however, retain as subadvisor any company that would be an “investment adviser” as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Board and by a majority of Trustees who are not parties to any agreement or contract with such company and who are not “interested persons” as defined in the 1940 Act, of the Trust, the Manager, the Subadvisor or any such company that is retained as subadvisor, and also is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Trust to the extent required by the 1940 Act. The Subadvisor shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Subadvisor, any subadvisor that the Subadvisor has employed or with which it has associated with respect to the Series, or any employee thereof has not, to the best of the Subadvisor’s knowledge, in any material connection with the handling of Trust assets:
(i)   been convicted, within the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or
(ii)   been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit or knowing misrepresentation; or
(iii)   been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit or knowing misrepresentation.
(i)   The Subadvisor is authorized to retain legal counsel and financial advisors and to negotiate and execute documentation relating to investments in the Allocated Assets or Series, at the expense of the Allocated Assets or Series. Such documentation may relate to investments to be made or sold, currently held or previously held. The authority shall include, without limitation: (i) documentation relating to private placements and bank debt; (ii) waivers, consents, amendments or other modifications relating to investments; and (iii) purchase agreements, sales agreements, commitment letters, pricing letters, registration rights agreements, indemnities and contributions, escrow agreements and other investment related agreements. Manager represents that the Allocated Assets or Series can settle such private placements.
3.   Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadvisor as compensation therefor, a fee equal to the percentage of the Allocated Assets constituting the respective Series’ average daily net assets as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadvisor under this Agreement is contingent upon the Manager’s receipt of payment from the Trust for management services described under the Management Agreement between the Trust and the Manager. Expense caps or fee waivers for the Series that may be agreed to by the Manager, but not agreed to in writing by the Subadvisor, shall not cause a reduction in the amount of the payment to the Subadvisor.
4.   Broker-Dealer Selection. The Subadvisor is responsible for decisions to buy and sell securities and other investments for the Series’ Allocated Assets, for broker-dealer selection and for negotiation of brokerage commission rates. The Subadvisor’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Prospectus and/or Statement of Additional Information for the Trust, which include the following: price (including the applicable brokerage commission or dollar spread); the size of the order; the nature of the market for the security; the timing of the transaction; the reputation, experience and financial stability of the broker-dealer involved; the quality of the service; the difficulty of execution, and the execution capabilities and operational facilities of the firm involved; and the firm’s risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Series, by other aspects of the portfolio execution services offered.

Subject to such policies as the Board may determine, and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, and the rules and interpretations of the SEC thereunder, the Subadvisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Subadvisor or its affiliate determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Subadvisor’s or its affiliate’s overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards and the Trust’s Procedures for Securities Transactions with Affiliated Brokers pursuant to Rule 17e-1, the Subadvisor is further authorized to allocate the orders placed by it on behalf of the Series to (i) the Subadvisor if it is registered as a broker-dealer with the SEC, (ii) its affiliated broker-dealer, or (iii) such brokers and dealers who also provide research, statistical material or other services to the Series, the Subadvisor or an affiliate of the Subadvisor. Such allocation shall be in such amounts and proportions as the Subadvisor shall determine consistent with the above standards and the Subadvisor will report on said allocation regularly to the Board, indicating the broker-dealers to which such allocations have been made and the basis therefor.
5.   Disclosure about Subadvisor. The Subadvisor has reviewed the post-effective amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Subadvisor and represents and warrants that, with respect to the disclosure about the Subadvisor, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Subadvisor further represents and warrants that it is a duly registered investment adviser under the Advisers Act and has notice filed in all states in which the Subadvisor is required to make such filings.
6.   Expenses. During the term of this Agreement, the Subadvisor will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Trust shall be responsible for all the expenses of the Trust’s operations, including, but not limited to:
(a)   the fees and expenses of Trustees who are not interested persons of the Manager or of the Trust;
(b)   the fees and expenses of each Series which relate to: (i) the custodial function and recordkeeping connected therewith; (ii) the maintenance of the required accounting records of the Series not being maintained by the Subadvisor; (iii) the pricing of the Series’ shares, including the cost of any pricing service or services that may be retained pursuant to the authorization of the Trustees of the Trust; and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Series’ shares;
(c)   the fees and expenses of the Trust’s transfer and dividend disbursing agent, that may be the custodian, which relate to the maintenance of each shareholder account;
(d)   the charges and expenses of legal counsel and independent accountants for the Trust;
(e)   brokers’ commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions on behalf of the Series;
(f)   all taxes and business fees payable by the Trust or the Series to federal, state or other governmental agencies;
(g)   the fees of any trade association of which the Trust may be a member;
(h)   the cost of share certificates representing the Series’ shares;
(i)   the fees and expenses involved in registering and maintaining registrations of the Trust and of its Series with the SEC, registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for filing under federal and state securities laws for such purposes;

(j)   communications expenses with respect to investor services and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders;
(k)   litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business; and
(l)   any expenses assumed by the Series pursuant to a Plan of Distribution adopted in conformity with Rule 12b-1 under the 1940 Act.
7.   Compliance.
(a)   The Subadvisor agrees to assist the Manager and the Trust in complying with the Trust’s obligations under Rule 38a-1 under the 1940 Act, including but not limited to: (i) periodically providing the Trust’s Chief Compliance Officer with requested information about and independent third-party reports (if available) in connection with the Subadvisor’s compliance program adopted pursuant to Rule 206(4)-7 under the Advisers Act (“Subadvisor’s Compliance Program”); (ii) reporting any material deficiencies in the Subadvisor’s Compliance Program to the Trust’s Chief Compliance Officer within a reasonable time following the Subadvisor becoming aware of such deficiency; and (iii) reporting any material changes to the Subadvisor’s Compliance Program to the Trust’s Chief Compliance Officer within a reasonable time. The Subadvisor understands that the Board is required to approve the Subadvisor’s Compliance Program, and acknowledges that this Agreement is conditioned upon the Board’s approval of the Subadvisor’s Compliance Program. The Subadvisor further understands that the adequacy of the Subadvisor’s Compliance Program and the effectiveness of the Subadvisor’s Compliance Program’s implementation is subject to annual review by the Trust and the Trust’s Chief Compliance Officer.
(b)   The Subadvisor agrees that it shall immediately notify the Manager and the Trust’s Chief Compliance Officer: (i) in the event that the SEC has censured the Subadvisor, placed limitations upon its activities, functions or operations, suspended or revoked its registration as an investment adviser or commenced proceedings or, to the Subadvisor’s knowledge, an investigation that may reasonably be expected to result in any of these actions; or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Subadvisor further agrees to notify the Manager immediately of any material fact known to the Subadvisor about the Subadvisor that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, or upon the Subadvisor becoming aware of any statement contained therein about the Subadvisor that becomes untrue in any material respect.
(c)   The Manager agrees that it shall immediately notify the Subadvisor in the event that the SEC has censured the Manager or the Trust, placed limitations upon either of their activities, functions or operations, suspended or revoked the Manager’s registration as an investment adviser or commenced proceedings or, to the Manager’s knowledge, an investigation that may reasonably be expected to result in any of these actions; or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.
8.   Documents. The Manager has delivered to the Subadvisor copies of each of the following documents and will within a reasonable time period deliver to it all future amendments and supplements, if any:
(a)   Declaration of Trust of the Trust, as amended from time to time (such Declaration of Trust, as in effect on the date hereof and as amended from time to time, are herein called the “Declaration of Trust”);
(b)   By-Laws of the Trust, as amended from time to time (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the “By-Laws”);
(c)   Certified Resolutions of the Board authorizing the appointment of the Subadvisor and approving the form of this Agreement;

(d)   Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-lA, as filed with the SEC relating to the Series and the Series’ shares, and all amendments thereto;
(e)   Notification of Registration of the Trust under the 1940 Act on Form N-8A, as filed with the SEC, and all amendments thereto;
(f)   Prospectus and Statement of Additional Information of the Series;
(g)   the Compliance Procedures, including the Trust’s Procedures for Securities Transactions with Affiliated Brokers pursuant to Rule 17e-1; and
(h)   the Manager’s Proxy Voting Policy.
9.   Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadvisor hereby agrees that all records that it maintains for the Series are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Manager’s request; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Subadvisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.
10.   Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust.
11.   Representations Respecting Subadvisor. The Manager and the Trust agree that neither the Trust, the Manager, nor affiliated persons of the Trust or the Manager shall, except with the prior permission of the Subadvisor, give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Subadvisor or the Series other than the information or representations contained in the Registration Statement, Prospectus or Statement of Additional Information for the Trust shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Subadvisor. The parties agree that, in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Subadvisor for its approval and the Subadvisor has not commented within five (5) business days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material, although, in such event, the Subadvisor shall not be deemed to have approved of the contents of such sales literature or other promotional material.
12.   Confidentiality. The Subadvisor will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Series and its prior, present or potential shareholders, unless otherwise required by law. The Subadvisor will not use such information for any purpose other than the performance of its responsibilities and duties hereunder. Such information may not be disclosed except after prior notification to and approval in writing by the Series or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities or otherwise required by law.
13.   Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Manager shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement, and reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Subadvisor.
14.   Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Trust and the Manager agree that the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Subadvisor, shall not be liable for, or subject to any damages, expenses or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement.

Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.
15.   Indemnification.
(a)   The Manager agrees to indemnify and hold harmless the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Subadvisor (all of such persons being referred to as “Subadvisor Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Subadvisor Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust, which: (i) is based upon any willful misfeasance, bad faith or gross negligence in the performance of the Manager’s duties or reckless disregard of the Manager’s obligations and duties under this Agreement, or by any of its employees or representatives or any affiliate of or any person acting on behalf of the Manager, or (ii) is based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or Prospectus covering shares of the Trust or a Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager, the Trust or to any affiliated person of the Manager by a Subadvisor Indemnified Person; provided, however, that in no case shall the indemnity in favor of the Subadvisor Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.
(b)   Notwithstanding Section 14 of this Agreement, the Subadvisor agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls (“controlling person”) the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Subadvisor’s responsibilities as Subadvisor of the Series, which: (i) is based upon any willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement, or by any of its employees or representatives, or any affiliate of or any person acting on behalf of the Subadvisor; (ii) is based upon a failure by the Subadvisor to comply with Section 2, Paragraph (a) of this Agreement; or (iii) is based upon any untrue statement or alleged untrue statement of a material fact attributable to Subadvisor contained in the Registration Statement or Prospectus covering the shares of the Trust or a Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Subadvisor and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Trust or any affiliated person of the Manager or Trust by the Subadvisor or any affiliated person of the Subadvisor; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.
(c)   The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Subadvisor Indemnified Person unless such Subadvisor Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Subadvisor Indemnified Person (or after such Subadvisor Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability that it may have to the Subadvisor Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Subadvisor Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Subadvisor Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Subadvisor Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Subadvisor Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Subadvisor Indemnified Person, adequately represent the interests of the Subadvisor Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Subadvisor Indemnified Person, which counsel shall be satisfactory to the Manager and to the Subadvisor Indemnified Person. The Subadvisor Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Subadvisor Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Subadvisor Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Subadvisor Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Subadvisor Indemnified Person.
(d)   The Subadvisor shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Subadvisor in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Subadvisor of any such claim shall not relieve the Subadvisor from any liability that it may have to the Manager Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Manager Indemnified Person, the Subadvisor will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Manager Indemnified Person. If the Subadvisor assumes the defense of any such action and the selection of counsel by the Subadvisor to represent both the Subadvisor and the Manager Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Subadvisor will, at its own expense, assume the defense with counsel to the Subadvisor and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Subadvisor and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Subadvisor shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Subadvisor shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Manager Indemnified Person.
16.   Services Not Exclusive. The services furnished by the Subadvisor hereunder are not to be deemed exclusive, and except as described in the Strategic Partnership Agreement, dated as of October 14, 2019 between the Subadvisor and the Manager (the “Transition Agreement”) or as the Subadvisor may otherwise agree in writing, the Subadvisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Subadvisor, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

17.   Duration and Termination. This Agreement shall become effective on the date first indicated above. Unless terminated as provided herein, the Agreement shall remain in full force and effect with respect to each Series for an initial period of two (2) years from the date first indicated above when following a shareholder approval, and otherwise a period of one (1) year, and continue on an annual basis thereafter with respect to a Series, provided that such continuance is specifically approved each year by: (a) the vote of a majority of the entire Board or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Series; and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to the Series notwithstanding: (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series; or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing and subject to the terms and conditions of the Transition Agreement, this Agreement may be terminated for each or any Series hereunder: (A) by the Manager at any time without penalty after the initial two (2) year term, upon sixty (60) days’ written notice to the Subadvisor and the Trust; (B) at any time without payment of any penalty by the Trust, upon the vote of a majority of the Board or a majority of the outstanding voting securities of such Series, upon sixty (60) days’ written notice to the Manager and the Subadvisor; or (C)by the Subadvisor at any time without penalty, upon sixty (60) days’ written notice to the Manager and the Trust. This Agreement may be terminated with respect to one or more Series without affecting the validity of this Agreement with respect to any other Series. In the event of termination for any reason with respect to a Series, all records of such Series for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such record by the Subadvisor; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Agreement shall automatically terminate with respect to a Series in the event of its assignment (as such term is described in the 1940 Act) or in the event the Management Agreement between the Manager and the Trust is assigned or terminates for any other reason with respect to that Series. In the event this Agreement is terminated or is not approved in the manner described above, the Sections numbered 2(f), 9, 10, 12, 14, 15 and 19 of this Agreement shall remain in effect, as well as any applicable provision of this Section 17.
18.   Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement with respect to any Series shall be effective until approved by an affirmative vote of: (i) the holders of a majority of the outstanding voting securities of that Series; and (ii) the Board, including a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.
19.   Use of Name.
(a)   It is understood that the name MainStay, or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Subadvisor has the right to use such name (or derivative or logo) with respect to a Series only with the approval of the Manager and only so long as the Manager is Manager to such Series. Upon termination of the Management Agreement between the Trust and the Manager with respect to a Series, the Subadvisor shall forthwith cease to use such name (or derivative or logo) with respect to that Series.
(b)   It is understood that the name CBRE Clarion Securities LLC or any derivative thereof or logo associated with that name is the valuable property of the Subadvisor and its affiliates and that the Trust and/or the Series have the right to use such name (or derivative or logo) with respect to a Series in offering materials or sales materials with respect to such Series with the approval of the Subadvisor and for so long as the Subadvisor is a Subadvisor to such Series. Upon termination of this Agreement with respect to a Series, the Trust shall forthwith cease to use such name (or derivative or logo) with respect to that Series.

20.   Proxies; Class Actions.
(a)   The Manager has provided the Subadvisor a copy of the Manager’s Proxy Voting Policy, setting forth the policy that proxies be voted for the exclusive benefit and in the best interests of the Trust, on behalf of the applicable Series. Absent contrary instructions received in writing from the Trust, the Subadvisor will vote all proxies solicited by or with respect to the issuers of securities held by the Series in accordance with applicable fiduciary obligations. The Subadvisor shall maintain records concerning how it has voted proxies on behalf of the Trust, and these records shall be available to the Trust upon request.
(b)   Manager acknowledges and agrees that the Subadvisor shall not be responsible for taking any action or rendering advice with respect to any class action claim relating to any assets held in the Allocated Assets or Series. Manager will instruct the applicable service providers not to forward to the Subadvisor any information concerning such actions. The Subadvisor will, however, forward to Manager any information it receives regarding any legal matters involving any asset held in the Allocated Assets or Series.
21.   Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at New York Life Investment Management LLC, 30 Hudson Street, Jersey City, New Jersey 07302, Attention: General Counsel; or (2) to the Subadvisor at CBRE Clarion Securities LLC, 201 King of Prussia Road, Suite 600, Radnor, PA 19087 Attention: General Counsel.
22.   Miscellaneous.
(a)   This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act;
(b)   The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect;
(c)   To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties;
(d)   If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable;
(e)   Nothing herein shall be construed as constituting the Subadvisor as an agent of the Manager, or constituting the Manager as an agent of the Subadvisor.
* * *

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the date first written above. This Agreement may be signed in counterparts.
NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Attest:	By:
Name:	Name:
Title:	Title:
CBRE Clarion Securities LLC
Attest:	By:
Name:	Name:
Title:	Title:

SCHEDULE A
(As of            , 2020)
As compensation for services provided by Subadvisor, the Manager will pay the Subadvisor and Subadvisor agrees to accept as full compensation for all services rendered hereunder, at an annual subadvisory fee equal to the following:
PORTFOLIO	ANNUAL RATE
MainStay VP CBRE Global Infrastructure Portfolio	0.425% on all assets
The portion of the fee based upon the average daily net assets of the Portfolio shall be accrued daily at the rate of 1/(number of days in calendar year) of the annual rate applied to the daily net assets of the Series.
Payment will be made to the Subadvisor on a monthly basis.

EXHIBIT B
DIRECTORS AND OFFICERS OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC
The directors and officers of New York Life Investments and their respective titles are listed below. The address for each officer and director is 51 Madison Avenue, New York, New York 10010.
Name	Title
Hung, Yie-Hsin	Chairman of the Board of Managers and Chairman, Senior Managing Director and Chief Executive Officer
Bopp, Kevin M.	Chief Compliance Officer
Malloy, Anthony R.	Member of the Board of Managers
Harte, Frank	Senior Managing Director and Chief Financial Officer
Lehneis, Kirk C.	Senior Managing Director and Chief Operating Officer
Hanley, Dale A.	Chief Risk Officer
Seter, Arthur H.	Member of the Board of Managers and Senior Managing Director
Smith, A. Thomas	Managing Director, General Counsel and Secretary
Yoon, Jae	Senior Managing Director & Chief Investment Officer

EXHIBIT C
ADDITIONAL INFORMATION ABOUT CBRE Clarion Securities LLC
Certain information about each executive officer of CBRE Clarion Securities LLC is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years for his or her own account or in the capacity of director, officer, partner or trustee. CBRE Clarion’s address is 201 King of Prussia Road; Radnor, Pennsylvania 19087.
Name	Position With CBRE Clarion Securities LLC
T. Ritson Ferguson	Chief Executive Officer and Co-Chief Investment Officer
Joseph Smith	President and Co-Chief Investment Officer
Jeremy Anagnos	Chief Investment Officer — Infrastructure
Steven Burton	Co-Chief Investment Officer
Christopher Reich	Head of Quantitative Research and Senior Portfolio Manager
Jarrett Kling	Principal
David Makowicz	Chief Operating Officer
Jonathan Blome	Chief Financial Officer

NEW YORK LIFE MAINSTAY INVESTMENTS®

Vote by Telephone	Vote Online	Vote by Mail
1. Read the proxy statement and have the voting instruction card at hand. 2. Call toll-free 888-216-1316 3. Follow the simple instructions.	1. Read the proxy statement and have the voting instruction card at hand. 2. Go to www.proxyvotenow.com/MVPRAP 3. Follow the simple instructions.	1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side. 3. Sign, date and return the voting instruction card in the envelope provided.

CONTROL NUMBER

The undersigned, revoking any previously executed voting instruction cards, hereby directs the above-named Insurance Company to vote all shares of the MainStay VP Cushing® Renaissance Advantage Portfolio (the "Portfolio"), a series of MainStay VP Funds Trust ("MainStay") in which the undersigned had an interest as a policy owner on December 19, 2019, at the Special Meeting of Shareholders of MainStay VP Cushing® Renaissance Advantage, on February 18, 2020 at 11:00 a.m., Eastern time, at the offices of New York Life Investment Management LLC ("New York Life Investments") located at 51 Madison Avenue, New York, New York 10010 or any adjournment thereof. Receipt of the related proxy statement and accompanying Notice of Special Meeting that describes the matters to be considered and voted on is hereby acknowledged.

If you fail to return this Voting Instruction Card, depending on your separate account, the Insurance Company will vote all shares of the Portfolio(s) attributable to your account value in proportion to the votes of policy owners allocating assets to such Portfolio for which voting instructions are received by the Insurance Company.

Shares will be voted in the manner specified in this Voting Instruction Card when properly executed and delivered. If no direction is made when the duly executed Voting Instruction Card is returned, the Insurance Company will vote in favor of the Proposals.

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Please complete, sign and return this card as soon as possible. Date ____________

Signatures(s) and Title(s), if applicable *(Sign in the box)*

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If shares are held jointly, one or more owners should sign personally. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

MVPRAP_VIC_100022_121719

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on February 18, 2020. The proxy statement for this meeting is available at: www.proxyvotenow.com/MVPRAP

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

In their discretion, the Insurance Company is authorized to vote on any other business as may properly come before the Meeting or any adjournment(s) thereof.

TO VOTE – Mark boxes below in blue or black ink as shown in this example: ☒

THE BOARD OF TRUSTEES OF MAINSTAY UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.
To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Voting Instruction Card as soon as possible.
Your vote is important regardless of the number of shares owned.

PLEASE VOTE ALL YOUR VOTING INSTRUCTION CARDS IF YOU RECEIVED MORE THAN ONE CARD DUE TO MULTIPLE INVESTMENTS IN THE PORTFOLIO.

PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN THIS VOTING INSTRUCTION CARD USING THE ENCLOSED ENVELOPE.

THANK YOU FOR VOTING

MVPRAP_VIC_100022_121719

MainStay Investments®

Vote by Telephone
1. Read the proxy statement and have the proxy card at hand.
2. Call toll-free 888-216-1316
3. Follow the simple instructions.

Vote Online
1. Read the proxy statement and have the proxy card at hand.
2. Go to www.proxyvotenow.com/MVPRAP
3. Follow the simple instructions.

Vote by Mail
1. Read the proxy statement.
2. Check the appropriate box(es) on the reverse side.
3. Sign, date and return the proxy card in the envelope provided.

CONTROL NUMBER

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the "Meeting") of the MainStay VP Cushing® Renaissance Advantage Portfolio (the "Portfolio"), a series of MainStay VP Funds Trust ("MainStay"), will be held on February 18, 2020 at 11:00 a.m., Eastern time, at the offices of New York Life Investment Management LLC ("New York Life Investments") located at 51 Madison Avenue, New York, NY 10010. The Board of Trustees of MainStay has fixed the close of business on December 19, 2019 as the Record Date for determination of shareholders of the Portfolio entitled to notice of, and to vote at, the Meeting, or any adjournments or postponements thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints J. Kevin Gao, Thomas C. Humbert, Jr. and Brian J. McGrady and each of them, as proxies with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below, all of the shares of the Portfolio held of record by the undersigned on December 19, 2019 at the Meeting of the Portfolio to be held on February 18, 2020, or at any adjournments or postponements thereof. The undersigned hereby revokes any prior proxy to vote at such Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Please complete, sign and return this card as soon as possible. Date ________________

Signatures(s) and Title(s), if applicable *(Sign in the box)*

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. If shares are held jointly, one or more owners should sign personally. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

MVPRAP_Ballot_100022_120319

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on February 18, 2020. The proxy statement for this meeting is available at: www.proxyvotenow.com/MVPRAP

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

In their discretion, the Proxies are authorized to vote on any other business as may properly come before the Meeting or any adjournment(s) thereof.

TO VOTE – Mark boxes below in blue or black ink as shown in this example: ☒

THE BOARD OF TRUSTEES OF MAINSTAY UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares owned.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE PORTFOLIO.

PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

THANK YOU FOR VOTING

MVPRAP_Ballot_100022_120319